                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
      14A-6(E)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                           NEW ALTERNATIVES FUND, INC.

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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       1) Title of each class of securities to which transaction applies:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by  Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                           NEW ALTERNATIVES FUND, INC.
            150 BROADHOLLOW ROAD, SUITE 306, MELVILLE, NEW YORK 11747

                       NOTICE OF YEAR 2005 ANNUAL MEETING

Notice is hereby given that the Year 2005 Annual Meeting of Shareholders (the
"meeting") of New Alternatives Fund, Inc. (the "Fund") will be held at 12 Valley
Court, Huntington, NY on Friday, September 23, 2005 at 7:30 P.M. for the
following purposes:

ITEM 1. To elect eight Directors to serve for the ensuing year.

ITEM 2. To consider and act upon a Proposal to Amend Item 16, (Investment
Restrictions-Foreign Securities) of the Fund's Statement of Additional
Information ("a fundamental investment policy") which presently restricts investments to no more than 35% of assets in shares of foreign issuers. The proposed amendment would eliminate the restriction on the percentage of net assets permitted to be invested foreign companies.

ITEM 3. To consider and act upon a proposal to ratify the Directors selection of the firm of Joseph A. Don Angelo, CPA as Registered Independent Certified Public
Accountant of the Fund for its fiscal year ending December 31, 2006.

ITEM 4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of Record as of the close of business on August 15, 2005, are entitled to notice of, and to vote at, the meeting.

You are cordially invited to attend the meeting. SHAREHOLDERS WHO DO NOT EXPECT
TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN
THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. The enclosed proxy is being solicited by the Directors of the Fund.

Melville, N.Y.                     Maurice L. Schoenwald
Dated: AUGUST 15, 2005             Secretary

*FOR INFORMATION ON HOW TO GET THERE; CALL THE FUND'S OFFICE AT (800) 423-8383
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PRIVACY NOTICE:

This Fund has never disclosed matters concerning the business of its stockholders to brokers, insurance companies, other funds or anyone, except as listed below and does not intend to do so. Exceptions: 1. Government tax authority, as required, 2. Transfer Agent (our bookkeepers to the extent required to perform their duties), 3. Persons that our shareholders authorize us to give information to, 4. Legal demand such as a subpoena.

                                                                               1

                                 PROXY STATEMENT

                           NEW ALTERNATIVES FUND, INC.
                150 BROADHOLLOW ROAD - MELVILLE, NEW YORK, 11747
                                 (800) 423-8383

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Directors of New Alternatives Fund, Inc. (the "Fund"), a New
York Corporation, to be voted at the Year 2005 Annual Meeting of Shareholders of the Fund (the "meeting"), to be held at 12 Valley Court, Huntington, NY on
Friday, September 23, 2005 at 7:30 P.M. The approximate mailing date of this
Proxy Statement is August 15, 2005.

All properly executed proxies received prior to the meeting will be voted by the attending Directors, acting as proxies, at the meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of all eight nominees for Directors, for the proposal to eliminate any restriction limiting investment in foreign companies and for the ratification of the selection of the accountant.

Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Secretary of the Fund.

The Directors have fixed the close of business on August 15, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of August 15, 2005, the
Fund had 1,654,111.516 shares outstanding. To the best knowledge of the Fund, there is one beneficial owner of the Fund with more than five percent of its outstanding shares, to wit, Smith Barney Shearson owns 6.44% of the outstanding shares for the benefit of various clients.

A majority vote by stockholders in person or represented by proxy is sufficient to take or authorize action based upon any matter which may properly come before the meeting, unless otherwise required by the Investment Company Act of 1940 which is the case in the vote on eliminating the restriction on foreign investment.

A quorum consists of all those present in person or by proxy at a duly called meeting, excepting where a majority of all outstanding securities is required pursuant to Investment Company Act of 1940.

The Fund intends to treat properly executed proxies that are marked as abstaining or which withhold votes from individual Directors as `present' for purposes of determining the existence of a quorum for the transaction of business.

Management of the Fund knows of no business other than that mentioned in the
Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                                                                               2

A complete list of the shareholders of the Fund entitled to vote at the meeting will be available and open for the examination of any shareholder of the Fund for any purpose germane to the meeting during ordinary business hours from and after August 15, 2005, at the office of the Fund, 150 Broadhollow Road,
Melville, New York 11747.

Copies of the Fund's Annual Report and most recent Semi-Annual Report are available without charge by calling the Fund at 800 423-8383, or by writing to the Fund at the address above.

                       ----------------------------------

ITEM # 1. ELECTION OF DIRECTORS

At the meeting, eight Directors are to be voted upon for serving until the next
Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of those persons listed below selected by each shareholder on his/her proxy. The proxy provides a place to vote to elect all the nominated Directors. The proxy also provides a method for denying your vote for one or more existing Directors.

Each nominee listed below has consented to serve as a Director. The Directors of the Fund know of no reason why any of these nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Directors may recommend.

Certain information concerning the nominees is set forth as follows: There is only one portfolio. There is no Fund complex. There are no other fund directorships held by the Directors of this Fund. This proxy provides for the selection of eight Directors, two of whom are new candidates.

LONG-TIME FOUNDING FUND DIRECTOR DOROTHY WAYNER DIED ON JULY 23, 2005. THAT
GREAT LADY WILL BE MISSED AND WAS LOVED BY ALL.

Inasmuch as a proposed Securities Exchange Commission regulation would require
75% of a fund's directors be considered `independent', and two of the present
Directors are `interested' we are adding an additional Director seat (for a total of eight Directors) to comply with the proposed regulation. The Fund's bylaws provide there may be no fewer than two, nor more than nine Directors.

                                                                               3



                                                                                               Number of              Other
                                      Term of Office*  Principal                               Portfolios in          Directorships
                          Position(s) and Length       Occupation(s)                           Fund Complex           Held by the
Name , Address** and Age  With Fund   of Time Served   During Past 5 Years                     Overseen by Director   Director***
------------------------  ----------- ---------------  -------------------                     --------------------   ------------

                                           INTERESTED DIRECTOR NOMINEES

Maurice Schoenwald*       Director    Since            Member of New York (1947)                         1                - - -
Gulf of Mexico Dr.                    1981             and Florida (1978) Bar; Fund Chairperson
Longboat Key, FL                                       and Founder; author of articles on legal
Age 85                                                 and investment questions; former faculty,
                                                       Hofstra University; Chairperson of Accrued
                                                       Equities, Inc.

David J. Schoenwald*                  Since            Member of New York Bar (1976);                    1                - - -
Valley Court                          1981             Fund founder, formerly reporting staff of
Huntington,  NY                                        Newark Star Ledger, former poverty law services,
Age 55                                                 now member Schoenwald & Schoenwald PC; Attorneys;
                                                       son of Maurice Schoenwald.  President of
                                                       Accrued Equities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                          INDEPENDENT DIRECTOR NOMINEES

Sharon Reier              Director    Since            Financial Journalist contributing                 1                - - -
Rue Lord Byron                        1981             to Business Week & International Herald
Paris, France                                          Tribune;  Former Regional Editor Financial
Age 57                                                 World Magazine; Former Editor with Board Room;
                                                       Former Contributing Editor Institutional Investor;
                                                       formerly  staff  of  Forbes  and  American
                                                       Banker.

John C. Brietenbach       Director    Since            Practicing Attorney, History                      1                - - -
Silver Bay, NY 12874                  2000             Teacher, Town Planning Administrator
Age 50                                                 Village Volunteer Fireman, Clerk Warren
                                                       County Family Court, Drafted storm water
                                                       and water quality preservation regulations
                                                       for county and city and Lake George Basin,
                                                       admitted to NY Bar, 1999.

Preston V. Pumphrey**     Director    Since            Retired CEO and owner of Pumphrey                 1                - - -
Beatrice Avenue                       2002             Securities, a registered securities broker/dealer.
Syosset, NY                                            Responsibilities included preparation of
Age 70                                                 Broker/dealer filings and audited annual reports.
                                                       Former Adjunct Professor of Finance, C.W.
                                                       Post College.  NASD Dispute Resolution Board of
                                                       Arbitrators. Chairman of the Board of American Red
                                                       Cross in Nassau County, NY.

Murray D. Rosenblith      Director    Since            Executive Director of the A.J. Mustie             1                - - -
St. Johns Place                       2002             Memorial Institute, an organization concerned
Brooklyn, NY                                           with exploration of the link between nonviolence
Age 53                                                 and social change. Responsible for executive
                                                       management and administration of  non-endowing
                                                       operating foundation, making grants to projects
                                                       in the peace and social justice movement.
                                                       Responsibilities included fund raising, management
                                                       of investments, maintaining financial records.

Susan Hickey              - - - -     - - - -          Accounting software developer for                 - - -            - - -
East Northport,  NY                                    Accountants World (formerly Micro Vision
Age 53                                                 Software Inc.) Former IRS tax return auditor,
                                                       group manager and instructor. BA International
                                                       Affairs, Stonehill College, North Easton, MA.

Jonathan D. Beard         - - - -     - - - -          Self-employed Freelance Journalist, working       - - -            - - -
West End Avenue                                        mostly for American and European Science
New York, NY                                           Magazines.  Graduate Columbia University 1970.
Age 57                                                 Lifetime Member  Sierra Club and New York-New Jersey
                                                       Trails Conference.


* Interested person, as defined in the Investment Company Act of 1940. Maurice
L. Schoenwald is Secretary and minority shareholder of Accrued Equities Inc., the Advisor. David Schoenwald is majority shareholder and President of Accrued
Equities, Inc.

** Designates members of the Fund's Audit Committee. The Audit Committee has the
responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures of evaluating the system of internal accounting control and for evaluating audit performance.

                                                                               4

*** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (the
Exchange Act) (i.e., "public companies") or other investment companies registered under the 1940 Act.

            COMPENSATION TABLE FOR FUND DIRECTORS AND FUND PAID STAFF


Fund Staff Earning More Than $60,000 from Fund.                                 :None
Annual Total Compensation of Each Director.                                     :$ 500.00
Income of Directors from other mutual Funds.                                    :None
Compensation from Fund of Directors part of manager.                            :None
Retirement Benefits from Fund for staff or Director.                            :None
Pension Benefit from Fund for staff or Director.                                :None
Total Annual Benefit from Fund of any Director from any Fund Source.            :$1000.00
Audit Committee persons receive an additional $500 per year.                    :$500.00
------------------------------------------------------------
Total Annual Benefit from Fund of any employee
or officer of Fund including officer Directors.                                 :None



Compensation of Directors and Officers. A five hundred-dollar fee was paid to each "Independent" Director by the Fund for the preceding year (2004) plus an additional $500 each to the two members of the Audit Committee and one Director also received $465 for travel costs for the Directors Meeting. No compensation was paid to the "Interested" Directors and Officers. No other compensation is or was paid. Interested officers and directors are paid by the manager. Coach travel expense to a directors meeting which exceeds 250 miles will be paid to the extent that the expense is incurred.

DIRECTOR SHARE OWNERSHIP TABLES

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director or Director nominee, and, on an aggregate basis, in all registered investment companies overseen by each Director in the
"Family of Investment Companies"* as of June 30, 2005.

                                                       Aggregate Dollar Range of
                                                       Equity Securities in All
                                                       Funds Overseen by
                           Dollar Range of Equity      Director in Family of
Name of Director           Securities in the Fund      Investment Companies
----------------           ----------------------      --------------------
INTERESTED DIRECTORS
Maurice L. Schoenwald      over $100,000               not applicable
David J. Schoenwald        over $100,000               not applicable
INDEPENDENT DIRECTORS
Sharon Reier               $10,001-$50,000             not applicable
John C. Brietenbach        $1-$10,000                  not applicable
Preston V. Pumphrey        $10,001-$50,000             not applicable
Murray D. Rosenblith       $1-$10,000                  not applicable
Susan Hickey               $1-$10,000                  not applicable
Jonathan D. Beard          $10,001-$50,000             not applicable

Meetings: The Directors met twice during the 2004 year. The Annual Meeting was held on September 23, 2004.

                                                                               5

At the meeting, the Independent Directors re-elected Preston Pumphrey and
Dorothy Wayner to the Audit committee; re-elected David Schoenwald as President,
CEO and Treasurer, and Maurice Schoenwald as Chairman and Secretary, and
re-authorized Maurice and David Schoenwald to serve as the Executive Committee.

The Independent Directors selected David Schoenwald to serve as Chief Compliance
Offer.

The Independent Directors selected the Audit Committee members. The Directors agreed to hold four meetings each year, rather than two, which had been the practice.

The Audit Committee and the Fund's auditor each reported to the Directors.

The Directors reviewed the Fund's compliance with anti-money laundering act rules; reviewed rules on SEC filings, the certification by management of financial reports filed by the Fund, accounting controls, disclosure controls, the Patriot Act, and customer identification programs. The Directors reviewed managements report on brokerage charges and allocations.

The Board discussed the policy of having the Board open to suggestions for nomination of new Directors. The Independent Directors voted to nominate Susan
Hickey as a new Director to be placed on the proxy ballot for election in 2005.

The Independent Directors approved the investment advisory and distribution agreements with Accrued Equities Inc, after due consideration of the activities of the prior year.

The Directors reviewed the Fund's privacy policy, reviewed records, documents and filings with the Securities Exchange Commission, reviewed the Fund's compliance with its' code of ethics, and reviewed correspondence with shareholders.

There was approval of the agreements with PFPC as Transfer Agent, custodian, sub-custodian and pricing/accounting provider, and an agreement with PFPC for accounting, custodial & pricing services.

The Directors voted for the inclusion of the resolutions proposed herein, the nomination of Susan Hickey as a new Director, reviewed the Fund's advertising policy, anti-money laundering policy, fidelity bond and directors' errors and omission insurance policy and insurance premium allocation, and reviewed filing of blue sky registration in various states. The Directors reconfirmed participation with Fundserv.

They discussed and voted on questions of pricing, particularly foreign stocks and on privacy policy. A more detailed discussion is found in the minutes of the
Directors Meeting.

On June 14, 2004, the meeting was devoted to discussion and interpretation of new Securities Commission (SEC) rule proposals which would: a) prohibit the
Fund's co-founder, Maurice L. Schoenwald, from continuing to serve as Chairman of the Board of Directors because he is considered an "Inside" Director, rather than an "Independent" Director as may be required by the the proposed SEC rule ;
b) require the Fund to have 75% of Directors be "Independent" (it's now 71.4%), requiring election of a new Director; c) appointment of a "Chief Compliance
Officer" other than David J. Schoenwald, because he is not an 'Independent'
Director. After much research and consultation since the meeting, but during a period of informal consultation with the Directors, it

                                                                               6

was decided that David Schoenwald, a member of the advisor could and should serve as the Chief Compliance Officer; d) having four Directors' Meetings each year, instead of two each year. Issues discussed included the additional costs of the SEC proposals, and their impact on the expense ratio of our small mutual fund; e) a review of the meetings of the Audit Committee. Decision on these matters was deferred until the proposals are (or are not) adopted by regulators.
Note: The SEC proposals were adopted by the regulators some weeks after the meeting.

At the meeting the Directors continued discussion of the Sarbanes-Oxley Act and its implementation by SEC rules and regulations. They determined the date of the next annual meeting. The Directors reaffirmed the Fund's anti-money Laundering
Policy, and approved the Fund's restated ethics policy and the Fund's proxy voting and proxy voting records keeping policy. The Directors again expressed their concern with rising expense to this small Fund with all the new regulations and could not find a way to reduce the expense and the time required of the advisor.

COMMITTEES:

Executive Committee: There is an executive committee consisting of Maurice L.
Schoenwald and David Schoenwald. This committee informally consults with the
Directors and manages administrative matters.

Audit Committee: There is an Audit Committee of two. Dorothy Wayner and Preston
Pumphrey served on the Audit Committee together until Dorothy Wayner's death on
July 23, 2005. The Audit Committee reviewed the Fund's financial reports and the audit letters of the Fund's auditor. The Audit Committee charter was approved.
The Directors have determined the two members of the Audit Committee are
'financial experts' (as defined under the Securities Commission rules applicable to mutual fund audit committees). The Audit Committee meets at least twice a year.

Nominating Committee: The nominating committee for Independent Directors consists of the Independent members of the Board of Directors. There is no formal nominating committee charter. The committee will consider candidates submitted in writing by a stockholder of the Fund.

The following Directors, Maurice L. Schoenwald, David J. Schoenwald, Sharon
Reier, Dorothy Wayner, John C. Brietenbach, Murray D. Rosenblith and Preston
Pumphrey were elected by the shareholders at a meeting held on September 23,
2004 with 915,983.421, or 59.997% of the outstanding shares represented at the meeting and 97.9% or more of those cast were voted for each Director.

Share Ownership: On August 15, 2005, the nominated Directors and Officers of the
Fund as a group owned an aggregate of 13,059.125 shares or 0.79% of the outstanding shares of the Fund.

ITEM #2.   PARTICULAR MAJORITY VOTE

This proposal is a change of fundamental Fund investment policy. It requires the vote of a majority of outstanding voting securities.

Section 13 (a) of the Investment Company Act of 1940 requires authorization by a vote of a majority of its outstanding voting securities to effect such a proposal.

The Investment Company Act also provides: "The vote of a majority of the outstanding securities

                                                                               7

of a company means the vote, at the annual or a special meeting of the security holders of such company duly called,
   (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 per cent of the outstanding voting securities of such company are present or represented by proxy; or
   (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less."

                 THE RECOMMENDATIONS OF THE DIRECTORS CONCERNING
          PROPOSED CHANGES AS TO AUTHORIZING CERTAIN FOREIGN INVESTMENT

RELATED HISTORY: We are presently limited to investing not more than 35% of the
Fund's assets in companies that are out of the United States. The present limitation was approved by the shareholders at a meeting on January 15, 2004. We have now reached a level of foreign investments close to 35% of assets. Approval of Item 2 of the proxy will allow the Fund to invest in securities of foreign issuers without a percentage limit.

WHY THE BOARD SEEKS CHANGE: Despite a plethora of environmental studies by the
US administration, there appears to be modest progress concerning clean energy and the environment. Some of our governmental policies are reducing protections previously provided.

Foreign countries are already persuaded that there are serious environmental problems which need to be addressed. They also see and promote a large market for their solutions.

The Investment Company Institute has reported, (see Wall Street Journal June 30,
2005) that for a recent five month period there has been more investment abroad than fund investment in the US. "Forbes" on July 25, 2005 stated "If you want to stake your money on environmentalism, look in Europe".

If approved, the Fund will be able to change from time to time increases in US investment or foreign investment. Additional foreign investment may affect the
Fund's value on account of fluctuations of various currencies. Such changes may have an impact (up or down) on our results.

ITEM #3.  SELECTION OF REGISTERED INDEPENDENT CERTIFIED
          PUBLIC ACCOUNTANTS

The Directors of the Fund have selected the firm of Joseph A. Don Angelo CPA
(the "Firm"), Registered Independent Certified Public Accountant, to examine the financial statements of the Fund for the fiscal year ending December 31, 2005.
The Fund knows of no direct or indirect financial interest of such firm in the
Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountant. The accountant has been invited to attend the Annual Meeting and the meeting of the Board of Directors and present any statement he may care to submit and answer any questions posed by the shareholders and the Directors.

                                                                               8

                                   AUDIT FEES

The firm has served as Auditor for the Fund for the four preceding years and his selection was approved by the shareholders at the last annual meeting. Aggregate fees billed for professional services rendered by the Auditor for auditing the
Fund of its financial statements for the preceding two years were $28,000. in
2004 and $18,525. in 2003.

                              "AUDIT RELATED FEES"

None.
                                    TAX FEES

Tax accounting fees were incurred by the Fund in connection with review of the
Fund's federal and state taxes for the Fund. Non-audit fees for review of the
Fund's corporate and state tax returns were $1,726. in 2004 and $650. in 2003.

                                 ALL OTHER FEES

There were no "other fee's" paid by the Fund in 2004 and 2003 for auditing.

                       PRE-APPROVAL POLICIES AND PROCEDURE

The Audit Committee pre-approved 100% of audit and tax review related fees paid to the Auditor.

The Audit Committee has not adopted a policy that requires the Audit Committee to approve permissible non-audit services of a certain dollar amount to be provided by an independent auditing firm. The Audit Committee has considered the provision non-audit services by the "Firm" to the Fund's Investment Advisor, and found it compatible with maintenance of the auditor's independence.

The firm is also retained by Accrued Equities Inc., the Fund's Investment
Advisor and principal underwriter in connection with auditing Accrued Equities
Inc. and preparing its tax return. He also prepared the corporate tax returns for Schoenwald & Schoenwald PC, of which David J. Schoenwald is the sole attorney. The Audit Committee found the firm's services for the above to be compatible with maintaining the auditing firm's independence. The auditor also reviewed and prepared the returns for Maurice and David Schoenwald.

Non-audit fees billed to the Investment Advisor were $2,405. in 2004 and $2,871.
in 2003.

                     DATA CONCERNING THE INVESTMENT ADVISOR

Accrued Equities, Inc. (the "Investment Manager/Advisor") acts as the Investment
Manager/Advisor for the Fund and provides the Fund with management/advisor services pursuant to an investment advisory agreement (the "Investment Advisory
Agreement"). The agreement was approved by the Directors, including all of the
Directors who are not interested persons of the Fund, on September 23, 2004.
Accrued Equities Inc. has acted as the investment manager/advisor for the Fund since September 3, 1982, when the Fund commenced operations. Accrued Equities,
Inc. is located at 150 Broadhollow Road, Suite 306, Melville, New York 11747.

                                                                               9

In their consideration of this matter, the Directors studied information relating to, among other things: the size of the Fund and the contributions of the Fund advisors to operating costs and needs, the quality, extent and value of the services provided to the Fund by Accrued Equities, Inc., comparative data with respect to the advisory and management fees paid by other funds of comparable type and size, the operating expenses and expense ratio of the Fund as compared to other such funds, the special knowledge of alternative energy of
Accrued Equities, Inc. and data relating to the costs incurred by Accrued
Equities Inc. in providing advisory, administrative, processing and other services to the Fund and its shareholders. The Directors have noted that small funds have higher expenses, specialized funds have higher expenses, funds investing in foreign securities have higher expenses and that the Fund has lower than average related fund expenses considering size and area of investment.

Accrued Equities, Inc., a New York corporation, presently provides distribution as well as advisor services only to the Fund. For the fiscal year ended December
31, 2004 the advisor received $336,220. from the Fund pursuant to the advisory agreement, representing an annual rate of advisory fee of 0.753% of average net assets. Accrued Equities, Inc. also received $28,447. in underwriting and
$63,197. in commissions for sale of Fund shares.

David J. Schoenwald, President and Director of the Fund is also a Director and is the majority shareholder of Accrued Equities. Maurice L. Schoenwald,
Secretary and Treasurer and Chairperson of the Board of Directors of the Fund is
a Director and a minority shareholder of Accrued Equities, Inc

The principal occupation of David Schoenwald is his work for the Fund and the
Investment Advisor/Principal Underwriter. Accrued Equities, Inc. is the
Investment Advisor and also the sole Principal Underwriter of the Fund.

Maurice L. Schoenwald owns directly and beneficially 5517 shares of the Fund amounting to 0.033%. David J. Schoenwald owns 4890 shares of the Fund amounting to 0.029% of the outstanding shares of the Fund as of August 15, 2005.

Accrued Equities, Inc. is the sole principal underwriter of the Fund and in some cases receives commissions as a direct broker of Fund shares.

ACCRUED EQUITIES SERVES ONLY THIS FUND. IT PAYS FROM ITS INCOME ALL RENT FOR
OFFICE SPACE, ALL TELEPHONE COSTS, ADVERTISING, OFFICE SUPPLIES, ALL OFFICE
EQUIPMENT, ALL COMPUTERS, INCLUDING MAINTENANCE AND SOFTWARE, OFFICE INSURANCE,
MEETING EXPENSES. The Manager also pays a pension to Maurice Schoenwald and compensation to Schoenwald & Schoenwald PC, of which David Schoenwald is sole shareholder and which "affiliated" with the Manager.

The Directors have noted that Maurice and David Schoenwald are the Founders
(1982) of the Fund. This is their sole public financial enterprise.

The business address of the Investment Advisor (which is also the Fund's principal underwriter) and its principal executive office is 150 Broadhollow
Road, Suite 306, Melville, New York 11747.

                     TERMS OF INVESTMENT ADVISORY AGREEMENT

The Management/Advisory Agreement provides that the Investment Advisor shall advise and

                                                                              10

manage the investment and reinvestment of the assets of the Fund and administer it's business and affairs, subject to the overall supervision of the Fund's
Board of Directors.

Under said Agreement, the Manager receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the end of each month:

     ANNUAL RATE                            ASSETS
             1%.............................First $ 10 million
             0.75%..........................Amounts  over $ 10 million
             0.5%...........................Amounts  over $ 30 million
             0.45%..........................Amounts  over $ 100 million

In addition to the management/advisory fee, the Fund pays (or may pay) other expenses incurred in its operation including, among others, taxes, brokerage commissions, fees and expense of Directors who are not affiliated with the
Advisor, securities registration fees, charges of custodians, price reporting, bookkeeping, accounting, proxy, transfer, dividend disbursing and reinvestment expenses, auditing and legal expenses, the typesetting costs involved in the printing of the Prospectus sent to existing share owners, costs of share owners'
reports, an equitable portion {if charged} of shareholder services to the extent that such services may be rendered directly by the manager including staff, office expense, office space, and postage and telephone expense and the cost of corporate meetings. Sales expenses, including the cost of printing prospectii for distribution to non-shareholders are paid for by the Underwriter.

The Management/Advisory Agreement must be approved each year by either (a) a vote of the Board of Directors of the Fund, including a majority of the independent Directors, or (b) a vote of the share owners. Any changes in the terms of the Management Agreement must be approved by the share owners. The
Management Agreement may be terminated upon its assignment. In addition, the
Management Agreement is terminable at any time without penalty by the Board of
Directors of the Fund or by a vote of the holders of a majority of the Fund's outstanding shares (as defined above) on sixty (60) days' notice to the Manager and by the Manager on sixty (60) days' notice to the Fund.

The Manager receives no remuneration from any broker through whom shares are purchased and no benefit except published reports from the broker and from other published sources, which are furnished without charge. It is believed that the same materials are available to any customer of the broker on request.

This data is furnished to the manager by mail, fax or telephone. The aggregate of brokerage commissions paid by the Fund for the purchase and sale of portfolio securities for the year ending December 31, 2004 was $73,847.89.

                       PENDING LITIGATION AND LEGAL MATTER
                                     -NONE-

                             ADDITIONAL INFORMATION

The expense of printing and mailing of the proxy and notice of proxy will be borne by the Fund. In order to obtain the necessary quorum at the meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund.

                                                                              11

It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The most recent annual report, December 31, 2004 and the existing by laws are incorporated here by reference. Copies will be sent promptly and without charge to shareholders upon a request by phone (800) 423-8383 or by mail to the Fund at 150 Broadhollow Road, Melville, N.Y. 11747.

The Funds most recent semi-annual or annual report is available to shareholders upon request.

                            PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended to be presented at the next Annual Meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by April 1, 2006.

Dated: August 15, 2005            By order of the Directors, Melville, New York
                                  Maurice L. Schoenwald, Secretary

                                 ===============

          {THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}
          -------------------------------------------------------------

                           NEW ALTERNATIVES FUND, INC.
                   150 BROADHOLLOW ROAD, MELVILLE, N.Y. 11747

                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS:

We prefer that you mark appropriate boxes in dark ink with an "X."

The undersigned shareholder hereby appoints David J. Schoenwald and Maurice L.
Schoenwald as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on this form all shares owned directly and or beneficially of New Alternatives, Fund, Inc. (the Fund)
held of record by the undersigned on August 15, 2005 at the Annual Meeting of shareholders of the Fund to be held on September 23, 2005 at 7:30 P.M. or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR PROPOSALS 1 [ALL DIRECTORS] 2, AND 3

ITEM 1.  Election of Directors

A. For all nominees listed below.               { }

B. Withhold authority to vote for all the
nominees listed below.                          { }

                                                                              12

C. For all nominees, except those whose names which are stricken out by striking a line through the nominee's name in the list below. { }

Maurice L. Schoenwald - David J. Schoenwald - Sharon Reier - John C.
Brietenbach, Jr. - Preston V. Pumphrey - Murray D. Rosenblith - Susan Hickey -
Jonathan D. Beard

ITEM 2. Authorize the Fund and its' Advisor to invest in companies in the U.S.
and invest in foreign companies without a percentage limitation.

FOR             AGAINST       ABSTAIN
{   }           {   }         {   }

ITEM 3. Proposal to ratify the selection of Joseph A. Don Angelo as the
Registered Independent Certified Public Accountant for the Fund.

FOR            AGAINST       ABSTAIN

{   }          {   }         {   }

                          PLEASE TURN OVER AND COMPLETE
                          -----------------------------

ITEM 4. In the discretion of the said named proxies to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                               ===================

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants both should sign. When signing as an attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                  DATED ..............................,2005

                  X....................................................
                  SIGNATURE

                  X....................................................
                  SIGNATURE if held jointly

PLEASE REMEMBER TO SIGN, DATE AND RETURN THE PROXY, USING THE ENCLOSED ENVELOPE.

NOTE: It has been a custom for many shareholders to include a note with the return of the proxy statement commenting on our investments or any other matter relevant to the Fund. We read all such notes with great interest and discuss them at the annual meeting.

                            ------------------------

WRITE YOUR NOTES HERE:

                                                                              13